Exhibit 99.1

Investor Contact: Mark Barnett Vice President, Investor Relations 614 677-5331
Media Contact: Bryan Haviland Public Relations Officer 614 677-7767

For release: November 4, 2004

Nationwide Financial Outlines Strategy and

Financial Outlook at Investor Conference

COLUMBUS, Ohio — Nationwide Financial Services, Inc. (NYSE: NFS), a leading provider of long-term savings and retirement products, today is outlining progress it has made against its strategic objectives as well as its financial outlook for 2005 at its investor conference at the Plaza Hotel in New York City.

“We are looking forward to updating the investment community on the progress we are making to overcome some of the market and competitive challenges we’ve faced over the last couple of years,” said Jerry Jurgensen, chief executive officer. “Over the past year, we’ve installed new leadership and taken a critical look at our businesses. We have identified significant opportunities that we believe will enhance our business model to more effectively respond to the growing needs of consumers, while improving the company’s financial performance and long-term potential.”

Mark Thresher, Nationwide Financial president and chief operating officer, said, “A cornerstone of our strategy is to build our brand and thereby strengthen our relationship with the consumer. At the same time, we are refining our business model to more quickly deliver products and services that are tailored to consumer needs and supported by more focused distribution capability, financial discipline and effective risk management.”

During the conference, Thresher will outline three key areas of focus heading into 2005.

“First, the changes we are making are designed to improve our competitiveness in the marketplace. We are now transforming the way we operate our portfolio of businesses. The goal of this transformation is to leverage our competitive strengths to create a much more market-driven organization.

“Second, we are focusing our distribution capability to be more responsive to consumer demands and better manage costs.

Insurance • Financial Services • On your Side	One Nationwide Plaza
Columbus, OH 43215-2220
www.nationwidefinancial.com

“And finally, we expect to continue to drive improving profitability and return on equity through disciplined financial management that focuses on capital allocation and risk management. For us to support future growth and maximize our returns to shareholders, it is imperative that we invest in businesses that generate sustainable returns in excess of our cost of capital while maintaining the necessary financial flexibility and effective risk management that will withstand market volatility.”

2005 Business Outlook

Also at today’s conference, Eileen Kennedy, Nationwide Financial senior vice president and chief financial officer, will present the company’s financial outlook for 2005.

Individual Investments Segment
Interest-spread margin	175-180	bps
Pre-tax operating earnings to average account values	45-50	bps

Retirement Plans Segment
Interest-spread margin	180-185	bps
Pre-tax operating earnings to average account values	20-25	bps

Individual Protection Segment
Investment Life
Pre-tax operating earnings to operating revenues	18-20%
Fixed Life
Pre-tax operating earnings to operating revenues	11-13%

Corporate and Other Segment
Medium-term notes interest-spread margin	105-110	bps

Nationwide Financial
Operating return on average equity	11-11.5%

The company’s outlook incorporates certain forward-looking statements, is based on current business conditions and incorporates a range of possible results that are intended to illustrate the sensitivity of our revenues and earnings to these factors.

To the extent that equity-market performance varies from levels indicated below, results will vary accordingly. Additionally, the company’s ability to meet the indicated outlook is subject to the factors described in the forward-looking information section found on the following page.

The company’s expectations for its full-year 2005 earnings drivers are based on the equity markets and the related net performance of our separate account assets achieving a return of 1.5 percent per quarter during 2005.

Insurance • Financial Services • On your Side	One Nationwide Plaza
Columbus, OH 43215-2220
www.nationwidefinancial.com

Investor Conference Webcast and Conference Call

Today’s investor conference presentations can be accessed through the Internet or via teleconference. A simultaneous webcast of the conference, including presentation materials, is available from the investor relations section of our Web site at www.nationwidefinancial.com. Presentations will begin at 10:30 a.m. EST on Thursday, November 4, 2004. In addition, participation via teleconference is available by dialing;

•	Domestic dial in #: 866-800-8651

•	International dial in #: 617–614-2704

•	Participant Passcode: 50373911

An audio archive and of the conference and presentation materials will be posted to the investor relations section of the Company’s Web site shortly after the conclusion of the conference.

Columbus-based Nationwide Financial is the holding company for the domestic retirement savings operations of Nationwide Corporation, which owns 62.9 percent of the outstanding common shares of Nationwide Financial. The major operating subsidiary of Nationwide Financial is Nationwide Life Insurance Company. To obtain investor materials, including the Company’s 2003 annual report to shareholders, 2003 Annual Report on Form 10-K and other corporate announcements, please visit the investor relations section of our Web site at www.nationwidefinancial.com.

Forward-Looking Information

The information included herein contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Nationwide Financial Services, Inc. and subsidiaries (NFS or collectively, the Company). These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) change in Nationwide Corporation’s control of the Company through its beneficial ownership of 94.4% of the combined voting power of all the outstanding common stock and 62.9% of the economic interest in the Company; (ii) the Company’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the Company’s subsidiaries to pay such dividends; (iii) the potential impact on the Company’s reported net income that could result from the adoption of certain accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements; restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments; and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of deferred policy acquisition costs (DAC) and/or value of business acquired (VOBA), reduction in the value of the Company’s investment portfolio or separate account assets, or a reduction in the demand for the Company’s products; (xi) general economic and business conditions which are less favorable than expected; (xii) competitive, regulatory or tax changes that affect the cost of, or demand for, the Company’s products; (xiii) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xiv) deviations from assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts and in pricing the Company’s products; and (xv) adverse litigation results and/or resolution of litigation and/or arbitration or investigation results.

Insurance • Financial Services • On your Side	One Nationwide Plaza
Columbus, OH 43215-2220
www.nationwidefinancial.com